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                                                                    Exhibit 23.1







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into the Company's previously filed Registration Statements on Form S-8 (File No. 33-41662), Form S-8 (File No. 333-27449), Form S-8 (File No. 33-38640) and Form S-3 (File No. 33-84766).


                                                ARTHUR ANDERSEN LLP


Denver, Colorado,
  March 13, 1998.